Exhibit 10.9

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (“Agreement”) dated as of September 24, 2014, by and among, 21st CENTURY ONCOLOGY HOLDINGS, INC. F/K/A RADIATION THERAPY SERVICES HOLDINGS, INC., 21st CENTURY ONCOLOGY, INC. F/K/A RADIATION THERAPY SERVICES, INC., a Florida corporation (the “Company”), and JAMES H. RUBENSTEIN, M.D. (“Executive”).

WHEREAS, the Executive and the Company are currently parties to that certain Executive Employment Agreement, dated as of February 21, 2008 (the “Employment Agreement”); and

WHEREAS, the Executive and Company desire to amend the Employment Agreement in accordance with the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties, intending to be legally bound, hereby agree as follows:

I.          Section 3(a). Section 3(a) of the Employment Agreement is hereby amended to delete the reference to “Four Hundred Thousand Dollars ($400,000.00)” in its entirety and to replace it with “One Hundred Thousand Dollars ($100,000.00)”.

2.          Reimbursement of Attorneys’ Fees. The Company shall reimburse the Executive for reasonable attorneys’ fees and costs incurred by the Executive in connection with the negotiation and execution of this Amendment and as a founding Director in connection with the Company’s recent financial circumstances. Reimbursements shall be made within ten (10) calendar days following the Executive’s submission of documentation to the Company evidencing the amount of such attorneys’ fees and costs.

3.          Effective Date. The parties acknowledge and agree that the effective date of the foregoing Amendment shall be July 27, 2014.

4.          No Further Amendments. The Executive and Company agree that all provisions of the Employment Agreement shall remain in full force and effect except when contradicted by this Amendment, in which case this Amendment shall control.

5.          Counterparts. This Amendment may be executed in any number of counterparts, including facsimile or an e-mail of a PDF tile containing a copy of the signature page of the person executing this document, each of which shall be an original, but all of which together shall constitute one in the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Amendment to Executive Employment Agreement has been duly executed as of the day and year first above written.

21ST CENTURY ONCOLOGY, INC.

By:	/s/ Daniel E. Dosoretz, M.D.
Name:	Daniel E. Dosoretz, M.D.
Title:	Chief Executive Officer

21ST CENTURY ONCOLOGY HOLDINGS, INC.

By:	/s/ Daniel E. Dosoretz, M.D.
Name:	Daniel E. Dosoretz, M.D.
Title:	Chief Executive Officer

EXECUTIVE:

By:	/s/ James H. Rubenstein, M.D.
Name:	James H. Rubenstein, M.D.